Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

BIOPHARMX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.
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	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

July [●], 2018

To Our Stockholders,

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of BioPharmX Corporation. The meeting will be held at the law offices of Fenwick & West LLP, counsel to BioPharmX Corporation, located at 801 California Street, Mountain View, California 94041, on Tuesday,  August 14, 2018 at 10:00 a.m. (Pacific Time).

The matters to be acted upon are described in the accompanying notice of annual meeting and proxy statement.  This letter, the accompanying notice and proxy statement are being mailed out to stockholders of record as of the record date beginning on or about July [●], 2018.

Please use this opportunity to take part in our company’s affairs by voting on the business to come before the meeting. Whether or not you plan to attend the meeting, please vote by telephone or internet or sign and return a proxy card to ensure your representation at the meeting. Your vote is important.

We hope to see you at the meeting.

Sincerely,

Anja Krammer
President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON AUGUST 14, 2018.

Copies of the Proxy Statement and our Annual Report to Stockholders are available on our website at

http://www.biopharmx.com/.

BIOPHARMX CORPORATION

1505 Adams Drive, Suite D

Menlo Park, California 94025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders of BioPharmX Corporation (the “Company”) will be held on Tuesday,  August 14, 2018, at 10:00 a.m. (Pacific Time) at the law offices of Fenwick & West LLP, counsel to the Company, located at 801 California Street, Mountain View, California 94041.

We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.

To elect three directors of the Company, each to serve until the next annual meeting of stockholders following this meeting and until his or her successor has been elected and qualified or until his or her earlier resignation or removal.

2.

To approve an amendment to our certificate of incorporation to increase the total number of authorized shares of common stock from 450,000,000 shares to 900,000,000 shares (the “Authorized Share Increase Proposal”).

3.

To approve an amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 1‑for‑2 and not greater than 1‑for‑25, with the exact ratio to be set within that range at the discretion of our Board of  Directors before August 14, 2019 without further approval or authorization of our stockholders (the “Reverse Split Proposal”). The Board of Directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion.

4.

To approve the amendment of our 2016 Equity Incentive Plan such that the number of shares available for issuance thereunder will increase by 50,000,000 shares on pre-split basis, and remove the limitation on the number of shares that can be issued in a calendar year to a plan participant (the “Plan Increase Proposal”).

5.	To ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2019.
6.	To hold a non‑binding advisory vote on the compensation of our named executive officers.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record as of June 22, 2018 are entitled to notice of, and to vote at, the meeting and any adjournments thereof. For ten calendar days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available during ordinary business hours at our principal executive offices for examination by any stockholder for any purpose relating to the meeting.

Your vote as a BioPharmX Corporation stockholder is very important. With respect to all matters that will come before the meeting, each holder of shares of common stock is entitled to one vote for each share of common stock held as of June 22, 2018, the record date. For questions regarding your stock ownership, if you are a registered holder, you can contact our transfer agent, Computershare Trust Company, N.A. by email through their website at www.computershare.com/contactus or by phone at (877) 373‑6374.

By Order of our Board of Directors,

Anja Krammer
President

Menlo Park, California
July [●], 2018

Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote by telephone or through the internet or submit your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Information About the Meeting” beginning on page 1 of the proxy statement and your proxy card.

BIOPHARMX CORPORATION

PROXY STATEMENT FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

BIOPHARMX CORPORATION

1505 Adams Drive, Suite D

Menlo Park, California 94025

PROXY STATEMENT FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

July [●], 2018

GENERAL PROXY INFORMATION

Information About Solicitation and Voting

The accompanying proxy is solicited on behalf of the Board of Directors of BioPharmX Corporation (“we”,  “us” or the “Company”) for use at our 2018 Annual Meeting of Stockholders (the “meeting” or the “Annual Meeting”) to be held at the law offices of Fenwick & West LLP, counsel to the Company, located at 801 California Street, Mountain View, California 94041, on Tuesday,  August 14, 2018, at 10:00 a.m. (Pacific Time), and any adjournment or postponement thereof. If you held shares of our common stock as of June 22, 2018 (the “record date”), you are invited to attend the meeting and vote on the proposals described in this proxy statement.

This proxy statement and accompanying annual report were first mailed to our stockholders on or about July [●], 2018.

General Information About the Meeting

Purpose of the Meeting

At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the meeting, management will respond to questions from stockholders.

Record Date; Quorum

Only holders of record of shares of our common stock as of June 22, 2018, the record date, will be entitled to vote at the meeting. As of June 22, 2018, we had 191,518,731 shares of common stock outstanding and entitled to vote. The holders of a majority of the voting power of the shares of stock entitled to vote at the meeting as of the record date must be present at the meeting in order to hold the meeting and conduct business. This presence is called a “quorum”. Your shares are counted as present at the meeting if you are present and vote in person at the meeting or if you have properly submitted a proxy.

Voting Rights; Required Vote

With respect to all matters that will come before the meeting, each holder of shares of common stock is entitled to one vote for each share of common stock held as of June 22, 2018, the record date. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of June 22, 2018, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Stockholder of Record: Shares Registered in Your Name.  If, as of June 22, 2018, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting or vote by telephone or through the internet or by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee.  If, as of June 22, 2018, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the meeting. Because you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the meeting.

Each director will be elected by a plurality of the votes cast, which means that the three individuals nominated for election to our Board of Directors at the meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or any of the nominees or “WITHHOLD” your vote with respect to one or any of the nominees.

Approval of Proposals No. 2 and  3 will be obtained if holders of a majority of our outstanding shares of common stock vote “FOR” such proposal, and broker non-votes and abstentions (shares present at the meeting and voted “ABSTAIN”) will have the effect of a vote “AGAINST” these proposals.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of Proposals No.  4, 5 and 6. Abstentions will have the effect of a vote “AGAINST” Proposals No. 4, 5 and 6, while broker non-votes will have no effect on the outcome of the vote on these proposals.

Because Proposal No. 6 is an advisory vote, the results will not be binding on the Board of Directors or the Company. The Compensation Committee and/or the Board of Directors will consider the outcome of the votes when establishing or modifying the compensation of our named executive officers.

Broker non‑votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner, or (ii) the broker lacked discretionary authority to vote the shares. Broker non‑votes are counted for purposes of determining whether a quorum is present, but are not treated as votes cast and, therefore, will have the effect of a vote against proposals requiring the affirmative vote of the holders of the majority of the outstanding shares of our common stock and no effect on proposals requiring the affirmative vote of a majority of the votes cast. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a broker who has not received instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At our Annual Meeting, only Proposals No. 2, 3 and 5 regarding the increase in authorized shares, the reverse stock split and the ratification of the appointment of BPM LLP are considered routine matters. Absent direction from you, your broker will therefore not have discretion to vote on Proposals No. 1, 4 and 6. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the meeting.

Recommendations of our Board of Directors on Each of the Proposals Scheduled to be Voted on at the Meeting

The Board of Directors recommends that you vote FOR election of each of the three directors named in this proxy statement (Proposal No. 1), FOR the Authorized Share Increase Proposal (Proposal No. 2),  FOR the Reverse Split Proposal (Proposal No. 3),  FOR the Plan Increase Proposal (Proposal No. 4),  FOR the ratification of the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2019 (Proposal No. 5), and FOR the approval of the compensation of our named executive officers (Proposal No. 6).

If a stockholder grants a proxy, the persons named as proxy holders, Anja Krammer and Greg Kitchener, will have the discretion to vote such stockholder’s shares on those matters for which such action is permitted by Rule 14a-4(c) at the meeting or any adjournment or postponement thereof. If any of the Company’s nominees becomes unable or for good cause unwilling to serve, the persons named as proxy holders will vote all shares represented by the stockholders validly submitted proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Voting Instructions; Voting of Proxies

If you are a stockholder of record, you may:

•	vote in person—we will provide a ballot to stockholders who attend the meeting and wish to vote in person;
•	vote through the internet or via telephone—in order to do so, please follow the instructions shown on your proxy card; or
•	vote by mail—simply complete, sign and date the enclosed proxy card and return it before the meeting in the envelope provided.

Votes submitted through the internet or by telephone must be received by 11:59 p.m.,  Eastern Time, on August 13, 2018. Submitting your proxy (whether through the internet or by telephone or by mail) will not affect your right to vote in person should you decide to attend the meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. You may either vote “FOR” all of the nominees to our Board of Directors, or you may withhold your vote from any nominee you specify. For Proposals No. 2, 3, 4, 5  and 6, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non‑votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non‑votes will be counted for the purpose of establishing a quorum for the meeting.

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card through the internet or by telephone. If you are voting by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and informational support for a service fee and the reimbursement of customary disbursements expected to be approximately $6,000 plus the cost of expenses. The expenses of soliciting proxies will be paid by us. Following the original mailing of the soliciting materials, we and our agents may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email, or otherwise. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, BioPharmX Corporation, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

Revocability of Proxies

A stockholder of record who has submitted a proxy may revoke it at any time before it is exercised at the meeting by:

•	delivering to our Corporate Secretary (by any means, including facsimile) a written notice stating that the proxy is revoked;
•	signing and delivering a proxy bearing a later date;
•	voting again through the internet or by telephone; or
•	attending and voting at the meeting (although attendance at the meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The final results will be tallied by the inspector of elections and filed with the Securities and Exchange Commission (“SEC”) in a Current Report on Form 8‑K within four business days of the meeting.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

Board Leadership Structure

Our Board of Directors recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by our needs at any point in time. Currently, the Company’s Chief Executive Officer position is vacant, while Mr. Michael Hubbard, an independent director, serves as the Chairman of our Board of Directors and Ms. Anja Krammer serves as our President. We have no policy requiring the combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed, and will continue to allow, our Board of Directors the flexibility to establish the most appropriate structure for our company at any given time.

Role of the Board in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss with management our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including the Company’s procedures and any related policies with respect to risk assessment and management. The Audit Committee also monitors compliance with legal and regulatory requirements.

Independence of Directors

Our Board of Directors determines the independence of our directors by applying the independence principles and standards established by the NYSE American LLC, or NYSE American, including those published in the NYSE American LLC Company Guide. These provide that a director is independent only if our Board of Directors affirmatively determines that such director has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of such director. They also specify that a director who is an executive officer or employee of the Company precludes a determination of independence with respect to such director. Under the rules of the NYSE American, independent directors must comprise at least 50% of our Board of Directors. In addition, the rules of NYSE American require that, subject to specified exceptions, each member of our Audit, Compensation and Nominating and Corporate Governance committees must be independent.

Applying the standards above, our Board of Directors annually reviews the independence of the Company’s directors, taking into account all relevant facts and circumstances. In its most recent review, our Board of Directors reviewed and discussed, among other things, information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non‑employee director and the transactions involving them, and all other facts and circumstances our Board of Directors deemed relevant in determining their independence. Based on this review, our Board of Directors determined that, aside from Anja Krammer, each member of our Board of Directors is currently considered an “independent director” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of NYSE American.

Committees of Our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition and responsibilities of each committee are described below. Copies of the charters for each committee are available, without charge, upon request in writing to BioPharmX Corporation, 1505 Adams Drive, Suite D, Menlo Park, California 94025, or by clicking on “Corporate Governance” in the investor relations section of our website at http://biopharmx.investorroom.com/overview. Members serve on these committees until their resignations or until otherwise determined by our Board of Directors.

Audit Committee

Our Audit Committee is comprised of Mr. Hubbard and Mr. Morlock. Mr. Hubbard is the chairman of our Audit Committee. The composition of our Audit Committee meets the requirements for independence under the current NYSE American and SEC rules and regulations. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Mr. Hubbard is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S‑K promulgated under the

Securities Act. This designation does not impose on him any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors. Our Audit Committee is directly responsible for, among other things:

•	selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;
•	ensuring the independence of the independent registered public accounting firm;
•	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year‑end operating results;
•	establishing procedures for employees to submit anonymously concerns about questionable accounting or audit matters;
•	considering the adequacy of our internal controls and internal audit function;
•	reviewing material related party transactions or those that require disclosure; and
•	approving or, as permitted, pre‑approving all audit and non‑audit services to be performed by the independent registered public accounting firm.

Compensation Committee

Our Compensation Committee is comprised of Mr. Hubbard and Mr. Morlock.  Mr. Morlock is the chairman of our Compensation Committee. Each member of the Compensation Committee is a non‑employee director, as defined by Rule 16b‑3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and meets the requirements for independence under the current NYSE American and SEC rules and regulations. Our Compensation Committee is responsible for, among other things:

•	reviewing and approving, or recommending that our Board of Directors approve, the compensation of our executive officers;
•	reviewing and approving, or recommending that our Board of Directors approve, the compensation of our directors;
•	reviewing and recommending to our Board of Directors the terms of any compensatory agreements with our executive officers;
•	administering our equity incentive plans;
•	reviewing and approving, or making recommendations to our Board of Directors with respect to, incentive compensation and equity plans; and
•	reviewing our overall compensation philosophy.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Mr. Hubbard and Mr. Morlock.  Mr. Morlock is the chairman of our Nominating and Corporate Governance Committee. Each member of the Nominating and Corporate Governance Committee meets the requirements for independence under the current NYSE American rules. Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	identifying and recommending candidates for membership on our Board of Directors;
•	recommending directors to serve on board committees;
•	reviewing and recommending our corporate governance guidelines and policies;

•	reviewing proposed waivers of the code of conduct for directors and executive officers;
•	evaluating, and overseeing the process of evaluating, the performance of our Board of Directors; and
•	assisting our Board of Directors on corporate governance matters.

The charters of our Audit, Compensation, and Nominating and Corporate Governance Committees are posted on our website at http://biopharmx.investorroom.com/corporate‑governance.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee during fiscal year 2018 were Mr. Hubbard, Mr. Morlock and Mr. Vontz. No member of our Compensation Committee in fiscal year 2018 was at any time during fiscal year 2018 or at any other time an officer or employee of BioPharmX Corporation or any of its subsidiaries, and none had or have any relationships with BioPharmX Corporation that are required to be disclosed under Item 404 of Regulation S‑K. None of our executive officers has served as a member of the Board of Directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during fiscal year 2018.

Board and Committee Meetings and Attendance

During fiscal year 2018,  (1) our Board of Directors held eleven meetings and acted by unanimous written consent eight times, (2) the Audit Committee held four meetings, (3) the Compensation Committee held eight meetings and acted by unanimous written consent five times, and (4) the Nominating and Corporate Governance Committee held no meetings. During fiscal year 2018, each current member of our Board of Directors participated in at least 75% of all meetings of our Board of Directors and the aggregate of all meetings of committees on which such member served, that were held during the period in which such director served during fiscal year 2018.

Board Attendance at Annual Stockholders’ Meeting

It is our policy that directors are invited and encouraged to attend the annual meeting of stockholders in person. Ms Krammer, Mr. Hubbard and Mr. Morlock each attended our annual meeting of our stockholders in 2017.

Code of Conduct

We have adopted a Code of Conduct that applies to all of our directors, officers and employees. Our Code of Conduct is posted on the investor relations section of our website located at http://biopharmx.investorroom.com/overview, by clicking on “Corporate Governance.” Any amendments or waivers of our Code of Conduct pertaining to a member of our Board of Directors or one of our executive officers will be disclosed on our website at the above‑referenced address.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to our Board of Directors

Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of the Nominating and Corporate Governance Committee in accordance with the Nominating and Corporate Governance Committee’s charter, our certificate of incorporation and bylaws. In recommending candidates for nomination, the Nominating and Corporate Governance Committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve, among other things, a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the Nominating and Corporate Governance Committee may engage consultants or third‑party search firms to assist in identifying and evaluating potential nominees.

The Nominating and Corporate Governance Committee considers stockholder recommendations for director candidates. A stockholder of record can nominate a candidate for election to the Board of Directors by complying with the procedures set forth in our Bylaws.  For more information, please see the section below titled “Additional Information—Stockholder Proposals to be Presented at Next Annual Meeting.”

Director Qualifications

The goal of the Nominating and Corporate Governance Committee is to ensure that our Board of Directors possesses a variety of perspectives and skills derived from high‑quality business and professional experience. The Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on our Board of Directors. To this end, the Nominating and Corporate Governance Committee seeks nominees on the basis of, among other things, independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about the Company’s business or industry and willingness and ability to devote adequate time and effort to Board of Directors responsibilities in the context of the existing composition, other areas that are expected to contribute to the Board’s overall effectiveness and needs of the Board of Directors and its committees. Although the Nominating and Corporate Governance Committee uses these and other criteria to evaluate potential nominees, we have no stated minimum criteria for nominees. In addition, while the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, it values members who represent diverse viewpoints. The Nominating and Corporate Governance Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. When appropriate, it may retain executive recruitment firms to assist it in identifying suitable candidates. After its evaluation of potential nominees, the Nominating and Corporate Governance submits its chosen nominees to our Board of Directors for approval. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that such director should serve as a member of our Board of Directors at this time.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of three directors and each of our three directors hold their positions on the Board until the 2018 Annual Meeting. All of our directors will stand for election at this meeting. Each director’s term will then continue until the earlier of the election and qualification of his or her successor, or his or her death, resignation or removal. At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors proposes that the three nominees named below be elected as directors to serve until the 2019 Annual Meeting and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Shares represented by proxies will be voted “FOR” the election of each of the three nominees named below unless the proxy is marked to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. We are not aware of any nominee who will be unable to serve, or for good cause will not serve, as a director. Each nominee has consented to being named in this proxy statement and to serve if elected.

Information Regarding Nominees and Continuing Directors

Nominees to our Board of Directors

The nominees, and their ages, occupations and length of service on our Board of Directors as of June 22, 2018, are provided in the table below. Additional biographical descriptions of each nominee are set forth in the text below the table. These descriptions include the experience, qualifications, qualities and skills of each of our nominees that led to the conclusion that such nominee should serve as a member of our Board of Directors at this time.

Name of Director/Nominee	Age	Director Since
Anja Krammer	50	January 2014
Michael Hubbard(1)	66	January 2015
Stephen Morlock(1)	64	March 2015

(1)	Member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Anja Krammer

Anja Krammer has served as our President, Secretary and a director since January 2014. Since September 2011, she has served as the President, Secretary and director of BioPharmX, Inc. Ms. Krammer has served as Chief Marketing Officer/Founder of MBI, Inc., a management consulting firm from January 1998. While at MBI, Inc.,  Ms. Krammer also served as Vice President Global Marketing from April 2006 to August 2008 for Reliant Technologies, a venture‑backed startup in aesthetic medicine. From April 2004 to April 2006, Ms. Krammer served as Sr. Director of Strategic Marketing for Medtronic Corporation. From December 2000 to September 2001, Ms. Krammer was Vice President, Solutions Marketing for Getronics Corporation, a global IT services company. From April 1999 to December 2000, Ms. Krammer served as Vice President, Indirect Channel Sales and Worldwide Industry Partnership Marketing in the Itronix Division of Acterna Corporation, an optical communications company. Ms. Krammer’s other prior roles include serving as Director of Worldwide Marketing and Communications for Tektronix Corporation in its Color Printing and Imaging Division from October 1997 to April 1999. From October 1995 to October 1997, Ms. Krammer was Director of Worldwide Sales and Marketing with KeyTronic Corporation, a computer equipment manufacturer. Ms. Krammer holds a BAIS degree with a focus on Marketing/Management from the University of South Carolina and an International Trade Certificate from the University of Paris—Sorbonne. We believe that Ms. Krammer should serve on our Board of Directors due to her experience in guiding healthcare and consumer enterprises in product development, sales and marketing management and commercialization strategies and her industry background in pharmaceuticals, medical devices, technology and consumer products.

Michael Hubbard

Michael Hubbard has served as the Chairman of the Board since May 2016 and has served as a director since January 2015. Mr. Hubbard served as a senior audit partner at Deloitte & Touche LLP from August 2007 until retiring in June 2014 and also at PricewaterhouseCoopers LLP from September 1986 to July 2007. In these roles, he served private and publicly‑held clients across the life sciences, waste management, construction, and technology sectors, advising domestic and international issuer companies on complex transactions, including nineteen IPOs and numerous follow‑on equity and debt offerings. Mr. Hubbard holds a BA degree in Business Administration with a concentration in Accounting and an MBA degree from Washington State University. He is a licensed CPA in the states of Washington (retired) and California (retired) and is a certified practitioner of international financial reporting standards. We believe that Mr. Hubbard should serve on our Board of Directors due to his broad range of experience serving large public and private companies in the United States and internationally, including experience with the reporting requirements for complex transactions, including carve‑outs and spin‑offs, direct involvement with numerous SEC filings and significant experience working with SEC staff, including the pre‑clearance of accounting issues, responses to comments letters on periodic filings and offering documents.

Stephen Morlock

Stephen Morlock has served as a director since March 2015. Mr. Morlock served as Executive Vice President and Chief Financial Officer at Otis Spunkmeyer, Inc. from May 1994 until his retirement in June 2004. He also served as Controller at Otis Spunkmeyer, Inc. from August 1992 to April 1994. Prior to that, he held various management positions in accounting, financial planning and internal audit at Westinghouse Electric Supply Company from November 1977 to August 1992. Since his retirement in June 2004, Mr. Morlock has not been active in any business activities. Mr. Morlock holds a BS degree in Accounting from San Diego State University. We believe that Mr. Morlock should serve on our Board of Directors due to his extensive experience in the retail industry, including a variety of distribution channels, product merchandising, customer relationship management and brand name development, as well as his background in manufacturing capacity utilization and expansion, procurement and inventory management, compensation plan design and financial reporting.

There are no familial relationships among our directors and officers.

Director Compensation

The following table provides the total compensation for each person who served as a non‑employee member of our Board of Directors during fiscal year 2018, including all compensation awarded to, earned by or paid to each person who served as a non‑employee director for some portion or all of fiscal year 2018.  Ms. Krammer, our President, received no compensation for her service as  a member of our Board of Directors during fiscal year 2018, and is not included in this table. The compensation received by Ms. Krammer as an employee of the Company is presented in “Summary Compensation Table” below.

Director Compensation Fiscal Year 2018

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Michael Hubbard	113,500	160,767	274,267
Stephen Morlock	82,000	160,767	242,767
C. Gregory Vontz(2)	53,667	114,230	167,897

(1)

Amounts listed under the “Option Awards” column represent the aggregate fair value amount computed as of the grant date of each option during fiscal year 2018 in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 7 to our consolidated financial statements contained in our annual report on Form 10‑K for the year ended January 31, 2018 as filed with the SEC. Our directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options. For information regarding the number of stock options held by each non‑employee director as of January 31, 2018, see the column “Number of Securities Underlying Stock Options Held as of January 31, 2018” in the table below.

(2)	Mr. Vontz resigned from the Company’s Board of Directors effective November 30, 2017.

Each person who served as a non‑employee member of our Board of Directors during fiscal year 2018 held the following aggregate number of shares of our common stock subject to outstanding stock options as of January 31, 2018:

Name	Number of Securities Underlying Stock Options Held as of January 31, 2018
Michael Hubbard	1,200,000
Stephen Morlock	1,180,000
C. Gregory Vontz	203,751

Retainer Fees.  We provide a quarterly cash retainer fee to each of our non‑employee directors for their services on the committees of our Board of Directors. For fiscal year 2018, our non‑employee directors were compensated as follows:

•	$40,000 annual retainer;
•	$35,000 for service as the chair of the Board of Directors;
•	$12,500 for service as the chair of our Audit Committee;
•	$10,000 for service as the chair of our Compensation Committee;
•	$6,000 for service as the chair of our Nominating and Corporate Governance Committee;
•	$10,000 for service as a member of the Audit Committee;
•	$10,000 for service as a member of the Compensation Committee; and
•	$6,000 for service as a member of the Nominating and Corporate Governance Committee.

Equity Awards.  Each newly‑elected or appointed non‑employee director will be granted a stock option to purchase 65,000 shares of our common stock. Each stock option award will vest and become exercisable in equal monthly installments over two years from the vesting commencement date, subject to such non‑employee director’s continued service on our Board of Directors. The awards will have 10‑year terms and will terminate three years following the date the director ceases to be one of our directors or consultants.

In addition, all non‑employee directors will be granted an annual stock option to purchase 200,000 shares of our common stock. Each stock option award will vest and become exercisable in equal monthly installments over one year from the vesting commencement date, subject to such non‑employee director’s continued service on our Board of Directors. The awards will have 10‑year terms and will terminate three years following the date the director ceases to be one of our directors or consultants.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF

EACH OF THE THREE NOMINATED DIRECTORS.

PROPOSAL NO. 2

TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK TO 900,000,000 SHARES

On June 22, 2018, our Board of Directors unanimously approved, subject to stockholder approval, an amendment to our certificate of incorporation to increase the number of shares of common stock authorized for issuance by 450,000,000 shares of common stock, bringing the total number of shares of common stock authorized to 900,000,000 shares. These shares do not offer any preemptive rights. The text of the proposed amendment to the Certificate of Incorporation is attached hereto as Appendix A. This proposal to increase the number of shares of common stock authorized for issuance, if approved, will become effective and the Company’s number of shares of authorized common stock will be increased to 900,000,000 shares upon the filing of the certificate of amendment with the Secretary of State of Delaware. The following discussion is qualified in its entirety by the full text of the certificate of amendment, which is incorporated herein by reference.

Reasons for the Increase

The Board believes that it is desirable to have additional authorized shares of common stock available for possible future financings and acquisitions, the increase in the number of shares reserved under the Company’s 2016 Equity Incentive Plan described in the Plan Increase Proposal (Proposal No. 4) and other general corporate purposes, as only 72,109,994 shares of common stock remained authorized and unreserved for issuance as of April 30, 2018. The Board believes that having such additional authorized shares of common stock available for issuance in the future will give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special stockholders’ meeting unless such approval is expressly required by applicable law. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing stockholders, management believes that such transactions could increase the overall value of the Company to its stockholders. There are certain advantages and disadvantages of an increase in authorized common stock.

The advantages include:

•The ability to raise capital by issuing capital stock under the type of transactions described above, or other financing transactions.

•To have shares of common stock available to pursue business expansion opportunities, if any.

The disadvantages include:

•The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then‑existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti‑takeover consequences.

•Most of our stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders of the Company.

•The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

Although an increase in the authorized shares of common stock could, under certain circumstances, have an anti‑takeover effect, this proposal to adopt the amendment is not in response to any effort of which the Company is aware to accumulate common stock or obtain control of the Company. Nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders.

At present, other than granting equity incentives for our employees as described in the Plan Increase Proposal (Proposal No. 4), our Board of Directors has no immediate plans, arrangements or understandings to issue the additional shares of common stock. However, we desire to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future as well to have sufficient shares available to provide appropriate equity incentives for our employees.

If the Company’s stockholders do not approve the increase in authorized shares of common stock, then the Company will not be able to increase the total number of authorized shares of common stock from 450,000,000 to 900,000,000, and therefore, the Company would be limited in its ability to use shares of common stock for financings, acquisitions, issuing equity awards, or other general corporate purposes. As of April 30, 2018,  without giving effect to the Reverse Split Proposal, the Company had only 72,109,994 shares of common stock authorized and unreserved for issuance, which would be available for such purposes.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.

Concurrent Approval of Reverse Stock Split

Concurrently with the approval of the increase in authorized shares of common stock, the Company’s stockholders are also being asked to approve a reverse stock split at a ratio of any whole number between 1‑for‑2 and 1‑for‑25, as determined by the Board, and an amendment to the Company’s certificate of incorporation to implement the reverse stock split at any time prior to August 14, 2019, if and as determined by the Board of Directors (see Reverse Split Proposal (Proposal No. 3)).

If the Reverse Split Proposal is approved by the Company’s stockholders and a reverse stock split is effectuated, a reverse stock split would reduce, on a proportionate basis for each stockholder, the aggregate number of shares of common stock outstanding without reducing the total number of shares of common stock authorized for issuance, whether or not such number remains at 450,000,000 or is increased to 900,000,000 by this proposal.

As a result, if a reverse stock split were effectuated, the Company would have additional authorized shares available for future issuance without further stockholder approval. Any such future issuance of common stock could, depending on the circumstances, be used to deter a potential takeover or have a further dilutive effect on the earnings per share, voting power and other interests of existing stockholders.

The current proposal to increase the number of authorized shares of common stock to 900,000,000 has no bearing on the Board of Directors’ ability to effect a reverse stock split, if concurrently authorized by stockholders pursuant to the Reverse Split Proposal (Proposal No. 3) below. The Board’s determination as to whether to effect a reverse stock split and, if so, at what ratio, would be based on the same factors reported in the Reverse Split Proposal below.

Vote Required and Board of Directors Recommendation

Pursuant to the Delaware General Corporation Law, this proposal must be approved by the affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote on the proposal. Abstentions and broker non‑votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same practical effect as a vote against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO INCREASE THE COMPANY’S AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 900,000,000 SHARES OF COMMON STOCK.

PROPOSAL NO. 3

TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF

INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

On June 22, 2018, our Board of Directors unanimously approved, subject to stockholder approval, an amendment to our certificate of incorporation to effect a reverse stock split of our outstanding common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock by a ratio of not less than 1‑for‑2 and not more than 1‑for‑25 prior to August 14, 2019, with the exact ratio to be set within this range by our Board of Directors at its sole discretion. The Board of Directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion. Upon the effectiveness of the amendment to our certificate of incorporation effecting the reverse stock split, the outstanding shares of our common stock will be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares.

If this Proposal No. 3 is approved by our stockholders as proposed, irrespective of whether Proposal No. 2 is approved by our stockholders, our Board of Directors would have the sole discretion to effect the amendment and reverse stock split at any time prior to August 14, 2019, and to fix the specific ratio for the reverse stock split, provided that the ratio would be not less than 1‑for‑2 and not more than 1‑for‑25. We believe that enabling our Board of Directors to fix the specific ratio of the reverse stock split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits for our stockholders. The determination of the ratio of the reverse stock split will be based on a number of factors, described further below under the heading “—Criteria to be Used for Decision to Apply the Reverse Stock Split.”

The reverse stock split, if approved by our stockholders, would become effective upon the filing of an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders, but will not occur after August 14, 2019. In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment and the reverse stock split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The primary purpose for effecting the reverse stock split is to increase the per share trading price of our common stock so as to:

•broaden the pool of investors that may be interested in investing in our company by attracting new investors who would prefer not to invest in shares that trade at lower share prices;

•make our common stock a more attractive investment to institutional investors;

•better enable us to raise funds to finance planned operations; and

•maintain the listing of the Company’s common stock and avoid a delisting of the Company’s common stock from the NYSE American in the future.

Our Board of Directors further believes that an increased stock price may encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus improve liquidity and lower average transaction costs. Because of the trading volatility often associated with low‑priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low‑priced stocks or tend to discourage individual brokers from recommending low‑priced stocks to their customers. Our Board of Directors believes that the anticipated higher market price resulting from a reverse stock split would enable institutional investors and brokerage firms with policies and practices such as those described above to invest in our common stock.

At present, other than allowing for granting equity incentives for our employees as described in the Plan Increase Proposal (Proposal No. 4), our Board of Directors has no immediate plans, arrangements or understandings to issue the additional shares of common stock. However, we desire to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future as well to have sufficient shares available to provide appropriate equity incentives for our employees.

In evaluating the reverse stock split, our Board of Directors will take into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre‑reverse stock split levels. Our Board of Directors, however, may determine that these potential negative factors are outweighed by the potential benefits, and may believe that by increasing the per share market price of our common stock as a result of the reverse stock split would encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public, as well as promote greater liquidity for our stockholders.

The form of the proposed amendment to our certificate of incorporation to effect the reverse stock split is attached as Appendix B to this proxy statement. Any amendment to our certificate of incorporation to effect the reverse stock split will include the reverse stock split ratio fixed by our Board of Directors, within the range approved by our stockholders.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the reverse stock split, our Board of Directors will be authorized to proceed with the reverse stock split. In determining whether to proceed with the reverse stock split and setting the exact amount of split, if any, our Board of Directors will consider a number of factors, including results from our ongoing clinical trials, market conditions, and existing and expected trading prices of our common stock.

Effect of the Reverse Stock Split

The reverse stock split, if approved and effected, would be effected simultaneously for all outstanding shares of our common stock. The reverse stock split would affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in our company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. The reverse stock split would not change the terms of our common stock. After a reverse stock split, all shares of common stock would have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post‑reverse stock split common stock would remain fully paid and non‑assessable. The reverse stock split would not be intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e‑3  of the Exchange Act. Following any reverse stock split, we will continue to be subject to the periodic reporting requirements of the Exchange Act.

As of the effective time of the reverse stock split, if any, we would adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our common stock. In addition, as of the effective time of a reverse stock split, we would adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans.

Assuming reverse stock split ratios of 1‑for‑2, 1‑for‑12 and 1‑for‑25, which reflect the low end, middle and high end of the range that our stockholders are being asked to approve, the following table sets forth (i) the number of shares of our common stock that would be issued and outstanding, (ii) the number of shares of our common stock that would be reserved for issuance pursuant to outstanding warrants and options and (iii) the weighted‑average exercise price of outstanding options and warrants, each giving effect to the reverse stock split and based on securities outstanding as of April 30, 2018.

	Number of Shares Before Reverse Stock Split	Reverse Stock Split Ratio of 1‑for‑2	Reverse Stock Split Ratio of 1‑for‑12	Reverse Stock Split Ratio of 1‑for‑25
Number of Shares of Common Stock Issued and Outstanding	191,518,731	95,759,365	15,959,894	7,660,749
Number of Shares of Common Stock Reserved for Issuance	72,109,994	36,054,997	6,009,166	2,884,399
Weighted Average Exercise Price of Options.	$ 0.44	$ 0.88	$ 5.28	$ 11.00
Weighted Average Exercise Price of Warrants.	$ 0.32	$ 0.64	$ 3.84	$ 8.00

If this Reverse Split Proposal (Proposal No. 3) is approved and our Board of Directors elects to effect the reverse stock split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by our Board of Directors. Accordingly, if a reverse stock split is effected, the number of authorized shares of common stock will be proportionally increased.

Additionally, if this Reverse Split Proposal (Proposal No. 3) is approved and our Board of Directors elects to effect the reverse stock split, we would communicate to the public, prior to the effective date of the stock split, additional details regarding the reverse stock split, including the specific ratio selected by our Board of Directors. If the board of directors does not implement the reverse stock split at any time prior to August 14, 2019, the authority granted in this proposal to implement the reverse stock split will terminate.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

The effect of the reverse stock split upon the market prices for our common stock cannot be accurately predicted, and the history of similar reverse stock split combinations for companies in like circumstances is varied. If the reverse stock split is implemented, the post‑split market price of our common stock may be less than the pre‑split price multiplied by the reverse stock split ratio.

In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock. Also, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares. Please also see the advantages and disadvantages of increasing the number of authorized shares of common stock set forth above in Proposal No. 2.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the proposal to effect the reverse stock split, and if our Board of Directors still believes that a reverse stock split is in the best interests of us and our stockholders, our Board of Directors will determine the ratio of the reverse stock split to be implemented and we will file the certificate of amendment with the Secretary of State of the State of Delaware. As soon as practicable after the effective date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected.

Beneficial Owners of Common Stock.  Upon the implementation of the reverse stock split, we intend to treat shares held by stockholders in “street name” (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered Holders of Common Stock.  Certain of our registered holders of common stock hold some or all of their shares electronically in book‑entry form with our transfer agent, Computershare Trust Company, N.A. These stockholders do not hold physical stock certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds registered shares in book‑entry form with our transfer agent, no action needs to be taken to receive post‑reverse stock split shares or payment in lieu of fractional shares, if applicable. If a stockholder is entitled to post‑reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our common stock held following the reverse stock split.

Holders of Certificated Shares of Common Stock.  As of the date of this proxy statement, certain of our shares of common stock were held in certificated form. Stockholders of record at the time of the reverse stock split who hold shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time that will contain the necessary materials and instructions on how a stockholder should surrender his, her or its certificates, if any, representing shares of our common stock to the transfer agent.

Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the common stock, as reported on the NYSE American, on the last trading day prior to the effective date of the split. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

No Appraisal Rights

No action is proposed herein for which the laws of the State of Delaware, or our certificate of incorporation or bylaws, provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders’ capital stock.

Accounting Consequences

The reverse stock split will not affect total assets, liabilities or stockholders’ equity. However, the per share net income or loss and net book value of the common stock will be retroactively increased for each period because there will be fewer shares of common stock outstanding.

Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of a reverse stock split to us and to stockholders that hold shares of our common stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of a reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non‑U.S. persons for U.S. federal income tax purposes, certain former citizens or long‑term residents of the U.S., insurance companies, tax‑exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark‑to‑market their securities, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, persons who hold their shares of our common stock as “qualified small business stock” under Section 1045 and/or 1202 of the Code, or who acquired their shares of our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The state and local tax consequences of a reverse stock split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides, and any state or local tax considerations are beyond the scope of this discussion. This discussion should not be considered as tax or investment advice, and the tax consequences of a reverse stock split may not be the same for all stockholders. Stockholders should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company.  We believe that a reverse stock split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with a reverse stock split. In addition, we do not expect a reverse stock split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Stockholders.  Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of a reverse stock split, except to the extent of any cash received in lieu of a fractional share of our common stock. Each stockholder’s aggregate tax basis in shares of common stock received in a reverse stock split should equal the stockholder’s aggregate tax basis in the shares of common stock exchanged therefor, reduced by the amount of any tax basis allocable to a fractional share for which cash is received. In addition, each stockholder’s holding period for the shares of common stock it receives in a reverse stock split should include the stockholder’s holding period for the shares of common stock exchanged in the reverse stock split.

In general, a stockholder who receives cash in lieu of a fractional share of common stock pursuant to a reverse stock split should generally recognize capital gain or loss equal to the difference between the amount of cash received and the stockholder’s tax basis allocable to the fractional share. Any capital gain or loss will be treated as long term capital gain or loss if the stockholder’s holding period in the fractional share is greater than one year as of the effective date of the reverse stock split.

Vote Required and Board of Directors Recommendation

Pursuant to the Delaware General Corporation Law, this proposal must be approved by the affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote on the proposal. Abstentions and broker non‑votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same practical effect as a vote against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

PROPOSAL NO. 4

TO APPROVE AN AMENDMENT TO OUR 2016 EQUITY INCENTIVE PLAN

On June 22, 2018, our Board of Directors unanimously approved an amendment to our 2016 Equity Incentive Plan (the “2016 Plan”) to, among other things, increase the maximum number of shares of our common stock that may be issued under the 2016 Plan by 50,000,000 shares from 24,000,000 to 74,000,000 shares, on a pre-split basis. The 2016 Plan is attached as Appendix C.

The Bay Area life sciences market in which we operate is highly competitive for talent at all levels of our organization. Equity compensation is a critical component of our compensation program. If stockholders do not approve the Plan Increase Proposal, then we believe the Company will be at a serious competitive disadvantage within our industry. Our Board of Directors believes that the Plan Increase Proposal is essential to our success and to motivate our employees (including our executives) to strive to enhance our growth.

Purpose of the Plan Increase Proposal

Equity compensation is fundamental to our compensation philosophy and core objectives of pay for performance, sustaining and strengthening the business, and aligning employees with stockholders.

Pay for Performance

We pay for performance. A substantial portion of our employees’ compensation is provided as equity. We believe that the equity awards provided to employees, and the potential these awards hold for appreciation through an increase in our stock price, fully support our pay‑for‑performance philosophy and provide further incentive to our employees to focus on creating long‑term stockholder value.

Sustain and Strengthen the Business

The Bay Area life sciences industry is highly competitive, and our results are largely attributable to the talents, expertise, efforts, and dedication of our employees. Our compensation program, including the granting of equity compensation, is the primary means by which we attract and recruit new employees, as well as retain our most experienced and skilled employees.

Align Employees with Stockholders

A key element of our compensation philosophy and objectives is to align our employees’ interests with the interests of our stockholders. Our use of equity compensation creates an ownership culture that links employees’ interests with our stockholders and our Company’s long‑term results, performance and financial strength.

We are also removing the limitation on the number of shares that can be issued in any calendar year to a participant under the 2016 Plan because that limitation was primarily in the 2016 Plan to satisfy a tax law requirement under Section 162(m) of the Code that required a plan to contain such an annual limitation. Section 162(m) of the Code has largely been repealed by passage of the Tax Cuts and Jobs Act of 2017, meaning certain compensation paid to certain executive officers is no longer deductible by us, even if such compensation would have constituted qualified performance based compensation under Section 162(m) of the Code.

Shares Available Under the 2016 Plan

In the event that this Proposal No. 4 is not approved, we do not anticipate that we can complete our annual company‑wide equity award grants for the fiscal year ending January 31, 2019 or grant options to any potential new employees. Without the increase to the 2016 Plan, we would be reliant on cash‑settled awards as our sole method of incentive‑based compensation. We believe this would not be in our stockholders’ best interests as it would remove incentives aligning our employees and our senior leaders with stockholders to drive firm‑wide performance and create long‑term stockholder value.

As of April 30, 2018, we had 2,261,847 shares available for grant under the 2016 Plan. During the fiscal years ended January 31, 2017 and 2018, we granted from the 2016 Plan approximately 4,664,000 and 18,553,000 shares, respectively, as part of our regular grant program to employees, non‑employee directors and consultants. No grants were made from the 2016 Plan for the quarter ended April 30, 2018. The increase in grants for the fiscal year ended January 31, 2018 as compared to 2017 resulted from the alignment of outstanding options with the increased number of total shares outstanding following the financing transactions. We believe the Plan Increase Proposal will be sufficient for the next two years. The 50,000,000 share increase to the 2016 Plan for which we are seeking approval is necessary in order to allow us to continue our compensation program using the same mix of cash and equity as we have in recent annual grants and which we believe have generated superior stockholder value.

We believe that the 2016 Plan and the Plan Increase Proposal serve a critical role in attracting and retaining the high caliber employees and consultants essential to our success and in motivating these individuals to strive to enhance our growth. Therefore, the Board urges you to vote to approve the Plan Increase Proposal.

Our directors and executive officers have an interest in this proposal by virtue of their being eligible to receive equity awards under the 2016 Plan.

Summary of 2016 Plan

The following summary of the 2016 Equity Incentive Plan as currently in effect is qualified in its entirety by the specific language of the 2016 Plan which is set forth on Appendix C to this Proxy Statement.

Purpose.  The purpose of the 2016 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any parents and subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of awards under the 2016 Plan.

Shares Reserved for Issuance Under the 2016 Plan.  As of April 30, 2018, the total number of shares reserved for issuance under the 2016 Plan was 24,000,000 shares. No more than 40,000,000 shares may be issued pursuant to the exercise of incentive stock options. The shares may be authorized but unissued or reacquired shares. If this Proposal No. 4 is approved, the number of shares reserved for issuance under the 2016 Plan will increase by 50,000,000 shares to a total of 74,000,000 shares.

In addition, shares will again be available for grant and issuance under our 2016 Plan that are subject to (i) issuance upon exercise of any option or stock appreciation right (“SAR”) granted under our 2016 Plan and that cease to be subject to the option or SAR for any reason other than exercise of the option or the SAR; (ii) an award granted under our 2016 Plan that is subsequently forfeited or repurchased by us at the original issue price; or (iii) an award granted under our 2016 Plan that otherwise terminates without shares being issued.

Awards issued as an option or SAR will reduce the number of shares available for issuance by the number of shares underlying the award, regardless of the number of shares actually issued upon exercise of the award. The following shares will not again be made available for future grant under the 2016 Plan: (i) shares that are withheld to pay the exercise or purchase price of an award or to satisfy any tax withholding obligations in connection with an option or SAR, (ii) shares not issued or delivered as a result of the net settlement of an outstanding option or SAR, or (iii) shares of the Company’s common stock repurchased on the open market with the proceeds of an option exercise price. The Company may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either granting an award under the 2016 Plan in substitution of such other company’s award or assuming such award as if it had been granted under the 2016 Plan. Substitute awards will not reduce the number of shares authorized for grant under the 2016 Plan or authorized for grant to a participant in any calendar year.

As of April 30, 2018, approximately 26 employees and 2 non‑employee directors were eligible to participate in the 2016 Plan. As of April 30, 2018, the closing price of our common stock was $0.22 per share.

Equitable Adjustments.  If the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (i) the number of shares reserved for issuance and future grant under the 2016 Plan, (ii) the exercise prices of and number of shares subject to outstanding options and SARs, (iii) the number of shares subject to other outstanding awards, and (iv) the maximum number of shares that may be issued as incentive stock options, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company.

Plan Administration.  The 2016 Plan is administered by our Compensation Committee, all of the members of which are non‑employee directors under applicable federal securities laws and outside directors as defined under applicable federal tax laws. However, the Board establishes the terms for the grant of an awards to non‑employee directors. The Compensation Committee has the authority to construe and interpret the 2016 Plan, grant awards and make all other determinations necessary or advisable for the administration of the 2016 Plan.

Eligibility.  Employees, officers, directors, and consultants of the Company or any parent or subsidiary of the Company are eligible to receive awards. However, only our employees and those of any parent or subsidiary of the Company, including officers and directors who are also employees, are eligible to receive incentive stock options (as required by the Internal Revenue Code).

Awards.  The 2016 Plan authorizes the award of stock options, restricted stock awards, stock appreciation rights, restricted stock units, stock bonuses and performance awards (which may consist of performance shares, performance units, or performance cash). The terms of an award will be set forth in an individual award agreement, which may be in electronic form.

Annual Limits.  The aggregate grant date fair value of awards granted to a non-employee director in any calendar year will not exceed $350,000.

Transferability.  Generally, awards granted under the 2016 Plan may not be transferred.

Prohibition on Repricing.  Other than pursuant to section 2.4 of the 2016 Plan that addresses equitable adjustments, the Compensation Committee will not, without the approval of the Company’s stockholders, (i) lower the exercise price per share of an option or SAR after it is granted, (ii) cancel an option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award (other than in connection with a corporate transaction pursuant to section 21 of the 2016 Plan), or (iii) take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares are listed.

Insider Trading; Clawback Policy.  Each participant who receives an award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by employees, officers and/or directors of the Company. All awards will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of the participant’s employment or other service with the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancelation of outstanding awards and the recoupment of any gains realized with respect to awards.

Amendment or Termination.  Our Board may at any time terminate or amend the 2016 Plan in any respect, including, without limitation, amendment of any form of award agreement or instrument to be executed pursuant to the 2016 Plan; provided, however, that the Board will not, without the approval of our stockholders, amend the 2016 Plan in any manner that requires stockholder approval; and provided, further, that awards will be governed by the version of the 2016 Plan then in effect at the time such award was granted. Unless earlier terminated, the 2016 Plan will terminate ten years from the date it is adopted by the Board, May 20, 2026.

Stock Options.  The 2016 Plan provides for the grant of nonqualified stock options as well as incentive stock options, which qualify under Section 422 of the Code and may be granted only to our employees or employees of any parent or subsidiary of ours. The grant date of an option is the date on which the Compensation Committee makes the determination to grant the option or a specified future date. The exercise price of incentive stock options and nonqualified stock options will not be less than 100% of the fair market value of our shares of common stock on the date of grant; provided, however that the exercise price of incentive stock options granted to 10% stockholders must be at least equal to 110% of the fair market value of our shares of common stock on the date of grant. The maximum term of options granted under our 2016 Plan is ten years and the maximum term of incentive stock options granted to 10% stockholders is five years.

Except as may be set forth in an award agreement, vesting ceases upon termination of employment or service with us, and the exercise of an option will be subject to the following:

•If the participant is terminated for any reason except for cause, death or disability, then the participant may exercise options to the extent that such options would have been exercisable on the termination date no later than three months following termination, but in any event no later than the expiration date of the options.

•If the participant is terminated due to death (or the participant dies within three months after a termination other than for cause or disability), then the participant’s options may be exercised only to the extent that such options would have been exercisable on the termination date and must be exercised by the participant’s legal representative, or authorized assignee, no later than twelve months after termination (or such shorter time period not less than six months or longer time period as may be determined by the Compensation Committee), but in any event no later than the expiration date of the options.

•If the participant is terminated due to disability, then the participant’s options may be exercised only to the extent that such options would have been exercisable on the termination date and must be exercised by the participant (or legal representative or authorized assignee) no later than twelve months after termination date, but in any event no later than the expiration date of the options.

•If the participant is terminated for cause (as defined in the 2016 Plan), then the participant’s options shall expire on the date of termination of the participant or at such later time and on such conditions as are determined by the Compensation Committee,  but in any event no later than the expiration date of the option.

Restricted Stock Awards.  A restricted stock award is an offer by us to sell shares of our common stock subject to restrictions (which may be service and/or performance based). The price of a restricted stock award will be determined by the Compensation Committee and may be less than fair market value on the date of grant. Except as may be set forth in the participant’s award agreement, vesting ceases upon termination.

Stock Bonus Awards.  Stock bonus awards are granted as additional compensation for service and/or performance. The Compensation Committee will determine the number of shares to be awarded to the participant under a stock bonus award and any applicable restrictions. Except as may be set forth in the participant’s award agreement, vesting ceases upon termination.

Stock Appreciation Rights.  Stock appreciation rights provide for a payment, or payments, in cash or shares of common stock, to the participant based upon the difference between the fair market value of our common stock on the date of exercise over the stated exercise price up to a maximum amount of cash or number of shares. The exercise price of a SAR may not be less than the fair market value of our shares of common stock on the date of grant. Stock appreciation rights may vest based on time or achievement of performance conditions and have a maximum term of ten years. The same rules regarding vesting and exercisability of options apply to SARs.

Restricted Stock Units.  A restricted stock unit is an award denominated in shares that may be settled in shares, cash, or a combination of shares and cash, upon vesting. Restricted stock units may be subject to service and/or performance based vesting conditions. Except as may be set forth in the participant’s award agreement, vesting ceases upon termination.

Performance Awards.  Performance awards include performance shares, performance units, and cash‑based awards. Performance shares and units may be settled in shares, cash, or a combination of shares and cash. After the applicable performance period has ended, the holder of a performance award will be entitled to receive a payout of the number of shares or amount of cash earned over the performance period, to be determined as a function of the extent to which the corresponding performance factors or other vesting provisions have been achieved.

Non‑Employee Director Awards.  Awards granted to non‑employee directors under the 2016 Plan may be automatically made pursuant to a policy adopted by the Board, or made from time to time as determined in the discretion of the Board. A non‑employee director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or awards or a combination thereof, as determined by the Compensation Committee. The aggregate grant date fair value of awards granted to our non-employee directors pursuant to section 12 of the 2016 Plan shall not exceed $350,000 in any calendar year.

Restrictions on Dividends and Dividend Equivalents.  Generally, dividends are not paid until shares are issued with respect to an underlying equity award. Notwithstanding this general rule, the Compensation Committee may, in its discretion, provide in the award agreement evidencing the equity award that dividend equivalent rights may be paid with respect to the award. Stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any award that vests based on achievement of performance goals will either (i) not be paid or credited or (ii) be accumulated, and will be subject to restrictions and risk of forfeiture to the same extent as the underlying award and will be paid at the time such restrictions and risk of forfeiture lapse.

Effect of Corporate Transaction.  In the event of a “corporate transaction” (as defined in the 2016 Plan), all shares acquired under the 2016 Plan and all awards will be subject to the agreement governing such corporate transaction. Such agreement need not treat all awards in an identical manner, and it will provide for one or more of the following with respect to each award: (i) the continuation of the award by the Company (if the Company is the surviving corporation); (ii) the assumption or substitution of the award by the surviving corporation or its parent; (iii) full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding award; (iv) payment to the participant equal to the excess of the fair market value of the shares subject to the award as of the effective date of such corporate transaction over the exercise price or purchase price of shares, which payment may be made in installments and may be deferred until the date or dates when the award would have become exercisable or such shares would have vested; and/or (v) the cancellation of outstanding awards in exchange for no consideration. In the event such successor or acquiring corporation refuses to assume, convert, replace or substitute awards, as provided above, the Compensation Committee will notify the participant that such award will be exercisable for a specified period of time, and such award will terminate upon the expiration of such period.

Foreign Award Recipients.  In order to comply with the laws in other countries in which the Company and its subsidiaries and affiliates operate or have employees or other individuals eligible for awards, the Compensation Committee has the power and authority to modify the terms and conditions of any award granted to individuals outside the United States to comply with applicable foreign laws, establish subplans and modify exercise procedures and other terms and procedures, and take any action that the Compensation Committee determines to be necessary or advisable to comply with any local governmental regulatory exemptions or approvals.

U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2016 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long‑term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares to the extent not recognized as taxable income as provided above, will be long‑term or short‑term capital gain or loss, depending on the holding period.

Nonqualified Stock Options.  An optionee does not recognize taxable income at the time he or she is granted a nonqualified stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by our employee is subject to tax withholding by us. We are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long‑term or short‑term capital gain or loss, depending on the holding period.

Restricted Stock.  A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the date our right of repurchase lapses (i.e., the date the award vests). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition of the shares be a date earlier than the date our repurchase rights lapses, provided such election is made no later than 30 days after the participant acquires the shares. Upon the sale of shares acquired pursuant to a restricted stock award pursuant to which an election pursuant to Section 83(b) of the Code has been made, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as short term or long term capital gain or loss, depending on the holding period. Any taxable income recognized in connection with the grant of restricted stock by our employee is subject to tax withholding by us. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant.

Stock Appreciation Rights.  A holder of a stock appreciation right does not recognize taxable income at the time he or she is granted a stock appreciation right. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of the shares received, and if granted to an employee, tax withholding is generally due. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss, depending on the holding period. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant.

Stock Bonuses.  A participant generally will recognize ordinary income upon the grant of a stock bonus equal to the fair market value of our shares on the date of grant. Such ordinary income generally is subject to withholding by us. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant.

Restricted Stock Units and Performance Shares.  A participant generally will recognize no income upon the grant of a restricted stock unit or performance share. Upon the settlement and/or payment of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value will be taxed as capital gain or loss, depending on the holding period. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant.

The foregoing is only a summary of the effect of federal income taxation upon award recipients and us with respect to the grant and exercise of options, restricted stock units, stock appreciation rights, and the grant of stock awards under the 2016 Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not purport to be complete, and does not discuss the tax consequences of the 2016 Plan participant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the 2016 Plan participant may reside.

Plan Benefits

The future grant of awards under the 2016 Plan to our President, our other Named Executive Officers, all current executive officers as a group and all current employees (excluding executive officers) as a group is not determinable in advance because these grants are subject to the discretion of the Compensation Committee.

History of Grants under the 2016 Plan

We cannot currently determine the benefits or number of shares subject to awards that may be granted in fiscal year 2019 to participants under the 2016 Plan; therefore, the following table sets forth information with respect to equity awards made in fiscal year 2018 under the 2016 Plan to each of the Named Executive Officers, our non‑employee directors and our employees generally. As of the date hereof we have granted only stock options and no other type of award under the 2016 Plan.

4,720
Name and Position	Number of Underlying Awards
Anja Krammer, President	3,960,000
Greg Kitchener, Executive Vice President and Chief Financial Officer	1,604,000
Kin F. Chan, PhD, Executive Vice President of Research and Technology	1,749,000
All executive officers (3 persons)	7,313,000
All non‑employee directors (3 persons)	1,910,000
All employees (excluding executive officers)	8,962,500

Vote Required and Board of Directors Recommendation

To be approved, this proposal requires the affirmative vote of the majority of the shares of our common stock cast at the Annual Meeting for the proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, abstentions will have the same practical effect as a vote against this proposal, while broker non-votes will have no effect on the outcome of the vote on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO OUR 2016 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 5

TO RATIFY THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected BPM LLP as our principal independent registered public accounting firm to perform the audit of our consolidated financial statements for fiscal year ending January 31, 2019. As a matter of good corporate governance, our Audit Committee has decided to submit its selection of principal independent registered public accounting firm to stockholders for ratification. In the event that BPM LLP is not ratified by our stockholders, our Audit Committee will review its future selection of BPM LLP as our principal independent registered public accounting firm.

BPM LLP audited our financial statements for our fiscal year 2018. Representatives of BPM LLP are expected to be present at the meeting, in which case they will be given an opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually. In accordance with standard policy, BPM LLP periodically rotates the individuals who are responsible for our audit.

In addition to performing the audit of our consolidated financial statements, BPM LLP provided various other services during fiscal year 2018 and 2017. Our Audit Committee has determined that BPM LLP’s provisioning of these services, which are described below, does not impair BPM LLP’s independence from us. The aggregate fees earned for fiscal year 2018 and 2017 for each of the following categories of services are as follows:

Fees Billed to BioPharmX Corporation	2018	2017
	(in thousands)
Audit fees(1)	$304	$331
Audit related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total fees	$304	$331

(1)

“Audit fees” include fees for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements and advisory services on accounting matters that were addressed during the annual audit and quarterly review. This category also includes fees for services that were incurred in connection with statutory and regulatory filings or engagements, such as comfort letters related to our public offering, consents and review of documents filed with the SEC.

(2)	“Audit related fees” include fees for professional services rendered that are reasonably related to the performance of the audit or review of our consolidated financial statements.
(3)

“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters; assistance with sales tax; and assistance with tax audits.

(4)	“All other fees” consist of the aggregate fees billed for products and services provided by BPM LLP, other than included in “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Policy on Audit Committee Pre‑Approval of Audit and Permissible Non‑Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee’s policy is to pre‑approve all audit and permissible non‑audit services provided by the independent registered public accounting firm regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre‑approval, and the fees for the services performed to date. These services may include audit services, audit related services, tax services and other services. Pre‑approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre‑approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF BPM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2019.

PROPOSAL NO. 6

TO APPROVE OUR EXECUTIVE COMPENSATION

In accordance with the rules of the SEC, we are providing stockholders with a non‑binding advisory vote on the compensation of our named executive officers as described below under the heading “Executive Compensation.” This non‑binding advisory vote, commonly referred to as a “say‑on‑pay” vote, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers and the philosophy, policies and procedures described in this Proxy Statement.

Our Compensation Committee believes that the most effective executive compensation program is one that is designed to reward achievement and that aligns executives’ interests with those of stockholders by rewarding performance, with the ultimate objective of improving stockholder value and building a sustainable company. Our Compensation Committee and Board of Directors continually review the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. Our Compensation Committee and Board of Directors also seek to ensure that we maintain our ability to attract and retain superior employees in key positions and that the compensation provided to key employees remains competitive.

Our Board of Directors is asking our stockholders to indicate their support for the compensation of our named executive officers described in this Proxy Statement by voting FOR the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to BioPharmX Corporation’s named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the compensation tables and narrative discussion set forth in the Proxy Statement relating to its 2018 Annual Meeting of Stockholders, is hereby APPROVED.”

In the vote on the foregoing say‑on‑pay executive compensation resolution, stockholders may:

•	vote FOR of the resolution;
•	vote AGAINST the resolution; or
•	ABSTAIN from voting on the resolution.

As an advisory vote, this proposal is not binding. However, our Board of Directors and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, ON A NON‑BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THE “EXECUTIVE COMPENSATION” SECTION OF THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of June 22, 2018, the record date, by:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors or director nominees;
•	each of our named executive officers; and
•	all of our directors and executive officers as a group.

Percentage ownership of our common stock is based on 191,518,731 shares of common stock outstanding as of June 22, 2018, the record date. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of June 22, 2018, the record date, to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each of the individuals and entities named below is c/o BioPharmX Corporation, 1505 Adams Drive, Suite D, Menlo Park, California 94025.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares of Common Stock	%
Directors and Named Executive Officers:
Anja Krammer(1)	3,919,862	2.0%
Greg Kitchener(2)	672,896	*
Kin F. Chan(3)	1,851,438	1.0%
Michael Hubbard (4)	927,084	*
Stephen Morlock (5)	3,013,540	1.6%

All executive officers and directors as a group (5 persons)(6)	10,384,820	5.3%
5% or Greater Stockholders
Entities Affiliated with Vivo Capital VIII, LLC.(7)	29,626,684	14.5%
Entities Affiliated with Franklin Advisors, Inc.(8)	13,330,865	6.8%

*Represents holdings of less than one percent

(1)	Includes options exercisable for 1,419,862 shares of common stock within 60 days of June 22, 2018.
(2)	Includes options exercisable for 672,896 shares of common stock within 60 days of June 22, 2018.
(3)	Includes options exercisable for 651,438 shares of common stock within 60 days of June 22, 2018.
(4)	Includes options exercisable for 927,084 shares of common stock within 60 days of June 22, 2018.
(5)

Includes 251,071 shares of common stock held by the Stephen W. Morlock and Karen R. Morlock TIEE UPT dated 04/21/03, of which Mr. Morlock is a co‑trustee and co‑beneficiary, options exercisable for 907,084 shares of common stock within 60 days of June 22, 2018 and warrants exercisable for 981,429 shares of common stock within 60 days of June 22, 2018.

(6)	Includes options exercisable for 4,578,364 shares of common stock within 60 days of June 22, 2018 and warrants exercisable for 981,429 shares of common stock within 60 days of June 22, 2018.
(7)

Affiliates of Vivo Capital Fund VIII, LLC beneficially own the following securities of the Company: 14,418,159 shares are held by Vivo Capital Fund VIII, L.P., 1,710,356 shares are held by Vivo Capital Surplus Fund VIII, L.P., up to 11,860,005 shares of common stock are issuable upon exercise of warrants held by Vivo Capital Fund VIII, L.P. and up to 1,638,164 shares of common stock are issuable upon exercise of warrants held by Vivo Capital Surplus Fund VIII, L.P. Vivo Capital VIII, LLC is the general partner of both Vivo Capital Fund VIII, L.P. and Vivo Capital Surplus Fund VIII, L.P. The voting members of Vivo Capital VIII, LLC are Frank Kung, Albert Cha, Edgar Engleman, Chen Yu and Shan Fu, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. The address of Vivo Capital Fund VIII, L.P. and Vivo Capital Surplus Fund VIII, L.P. is 575 High Street, Suite 201, Palo Alto, CA 94301.

(8)

Franklin Advisors, Inc., or FAV, an indirectly wholly owned subsidiary of a publicly traded company, Franklin Resources, Inc., or FRI, may be deemed to be the beneficial owner of these securities for purposes of Rule 13d‑3 under the Exchange Act in its capacity as the investment adviser to Franklin Strategic Series—Franklin Biotechnology Discovery Fund and Franklin Templeton Investment Funds—Franklin Biotechnology Discovery Fund pursuant to investment management contracts that grant investment and/or voting power to FAV. When an investment management contract (including a sub‑advisory agreement) delegates to FAV investment discretion or voting power over the securities held in the investment advisory accounts that are subject to that agreement, FRI treats FAV as having sole investment discretion or voting authority, as the case may be, unless the agreement specifies otherwise. Accordingly, FAV reports for purposes of Section 13(d) of the Exchange Act that it has sole investment discretion and voting authority over the securities covered by any such investment management agreement, unless otherwise specifically noted. Includes warrants exercisable for 3,551,250 shares of common stock within 60 days of June 22, 2018. The address of FRI is One Franklin Parkway, San Mateo, CA 94403‑1906.

EXECUTIVE COMPENSATION

The following tables and accompanying narrative provide information about the compensation provided to the following executive officers, to whom we refer collectively in this proxy as the “named executive officers”:

•	Anja Krammer, President and Director;
•	Kin F. Chan, PhD, Executive Vice President of Research and Technology; and
•	Greg Kitchener, Executive Vice President and Chief Financial Officer.

We operate in a highly competitive business environment, which is characterized by frequent technological advances, rapidly changing market requirements, and the emergence of new market entrants. To succeed in this environment, we must continually develop and refine new and existing products and services, devise new business models, and demonstrate an ability to quickly identify and capitalize on new business opportunities. To achieve these objectives, we need a highly talented and seasoned team of technical, sales, marketing, operations, and other business professionals.

We compete with many other companies in seeking to attract and retain a skilled management team. To meet this challenge, we have embraced a compensation philosophy of offering our executive officers competitive compensation and benefits packages that are focused on long‑term value creation and rewarding them for achieving our financial and strategic objectives.

We observe the following core principles in formulating our compensation policies and making compensation decisions:

•	creating a direct and meaningful link between company business results, individual performance and rewards;
•	providing for significant differentiation in compensation opportunities for performance that is below, at, and above target levels;
•	providing equity awards that establish a clear alignment between the interests of our executive officers and our stockholders;
•	ensuring that compensation plans and arrangements are simple to communicate and understand; and
•	offering total compensation that is competitive and fair.

Fiscal Year 2018 Summary Compensation Table

The following table presents summary information regarding the total compensation awarded to, earned by or paid to each of the named executive officers for services rendered in all capacities during fiscal years 2018 and 2017.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Anja Krammer	2018	310,000	72,917		835,168	9,000	1,227,085
President and Director	2017	250,000	60,000		362,137	9,000	681,137
Kin F. Chan, PhD	2018	270,000	36,250		341,777	—	648,027
Executive Vice President of Research and Technology	2017	225,000	25,000		161,163	—	411,163
Greg Kitchener	2018	237,000	19,875		258,961	—	515,836
Executive Vice President and Chief Financial Officer	2017	225,000	60,000	(3)	139,729	—	424,729

(1)

Amounts represent the aggregate fair value amount computed as of the grant date of each award during fiscal year 2018 in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 7 to our consolidated financial statements contained in our annual report on Form 10‑K for the year ended January 31, 2018.

(2)	The amounts represent reimbursements for self‑sourced health care insurance premiums.

(3)	Mr. Kitchener joined us in August 2015 and received bonuses following the successful completion of equity financing transactions as detailed in his offer letter.

Outstanding Equity Awards

The following table includes information as of January 31, 2018 for outstanding equity awards held by our named executive officers:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Anja Krammer	39,375	(1)	65,625	—	0.65	7/1/2026
	360,000	(2)	—	—	0.62	7/21/2026
	108,334	(3)	291,666	—	0.42	12/8/2026
	—	(4)	1,060,000	—	0.74	4/18/2027
	26,112	(5)	913,888	—	0.10	12/20/2027
	—	(6)	1,960,000	—	0.11	1/8/2028
Kin F. Chan, PhD	20,625	(1)	34,375	—	0.65	7/1/2026
	170,000	(2)	—	—	0.62	7/21/2026
	40,625	(3)	109,375	—	0.42	12/8/2026
	—	(4)	435,000	—	0.74	4/18/2027
	25,000	(5)	875,000	—	0.10	12/20/2027
	11,500	(5)	402,500	—	0.20	12/20/2027
Greg Kitchener	141,979	(7)	93,021	—	1.67	8/10/2025
	20,625	(1)	34,375	—	0.65	7/1/2026
	41,250	(8)	68,750	—	0.62	7/21/2026
	47,396	(3)	127,604	—	0.42	12/8/2026
	—	(4)	290,000	—	0.74	4/18/2027
	25,000	(5)	875,000	—	0.10	12/20/2027
	11,500	(5)	402,500	—	0.20	12/20/2027

(1)

The stock option was granted on July 1, 2016, and the shares subject to this option vest one‑fourth on the one year anniversary of the grant date and 1/36 of the remaining shares vest on the last day of each full calendar month thereafter.

(2)

The stock option was granted on July 21, 2016, and the shares subject to this option vest one‑half on the grant date and 1/12 of the remaining shares vest on the last day of each full calendar month thereafter.

(3)

The stock option was granted on December 8, 2016, and the shares subject to this option vest one‑fourth on the one year anniversary of the grant date and 1/36 of the remaining shares vest on the last day of each full calendar month thereafter.

(4)

The stock option was granted on April 18, 2017, and the shares subject to this option vest one‑fourth on the one year anniversary of the grant date and 1/36 of the remaining shares vest on the last day of each full calendar month thereafter.

(5)	This stock option was granted on December 20, 2017, and the shares subject to this option vest 1/36 of the shares on the last day of each full calendar month.
(6)	This stock option was granted on January 8, 2018, and the shares subject to this option vest 1/36 of the shares on the last day of each full calendar month.
(7)

The stock option was granted on August 10, 2015, and the shares subject to this option vest one‑fourth on the one year anniversary of the grant date and 1/36 of the remaining shares vest on the last day of each full calendar month thereafter.

(8)

The stock option was granted on July 21, 2016, and the shares subject to this option vest one‑fourth on the one year anniversary of the grant date and 1/36 of the remaining shares vest on the last day of each full calendar month thereafter.

Equity Compensation Plan Information

The following table includes information as of January 31, 2018 for our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted‑average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	24,724,663	$0.41	1,884,878	(1)
Equity compensation plans not approved by security holders(2)	660,000	$1.44	—

(1)	Includes shares of common stock that remain available for purchase under our 2016 Equity Incentive Plan.
(2)

Includes shares outstanding under inducement option grants to three employees in fiscal year 2016. All of these grants were made outside of a stockholder approved plan, pursuant to the exemption for inducement grants under the listing rules of the NYSE American, and have the same material terms as the options granted under our 2016 Equity Incentive Plan.

Employment Arrangements and Potential Payments upon Termination or Change in Control

We have entered into employment offer letters with each of the named executive officers in connection with his or her commencement of employment with us. These offers of employment were each subject to execution of our standard confidential information and invention assignment agreement.

Anja Krammer’s Employment Agreement

On April 20, 2017, we entered into an employment agreement with Ms. Krammer, pursuant to which Ms. Krammer is employed as our President. Ms. Krammer's employment agreement provides for a base salary of $310,000 per year and a bonus based on criteria and terms and conditions as may be established by our Board of Directors or our Compensation Committee in its sole discretion. Ms. Krammer is eligible to participate in our employee benefit plans and paid vacation in accordance with our vacation policy on the same basis as other executive employees.  Ms. Krammer is eligible to receive future grants of our equity awards, in all cases as determined by, and subject to the approval of, our Compensation Committee.

In the event of Ms. Krammer’s termination of employment (a) by us (i) on account of Ms. Krammer’s death, (ii) on account of Ms. Krammer’s disability, (iii) for Cause (as defined in the Krammer Employment Agreement) or (b) by Ms. Krammer without Good Reason (as defined in the Krammer Employment Agreement), we are obligated to pay Ms. Krammer (1) any unpaid salary through the date of termination; (2) reimbursement for any unreimbursed expenses incurred through the date of termination; and (3) all other payments, benefits or fringe benefits to which Ms. Krammer is entitled upon a termination of employment under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program (collectively, the “Accrued Amounts”).

In the event of Ms. Krammer’s termination of employment by us without Cause (and other than termination by us on account of Ms. Krammer’s disability or death), and provided that Ms. Krammer delivers a signed Release (as defined in the Krammer Employment Agreement) and satisfies all conditions to make the Release effective, Ms. Krammer will be entitled to receive (1) the Accrued Amounts, (w2) a lump sum cash payment in an amount equal to nine months of Ms. Krammer’s then current annual base salary, (3) reimbursement of premiums paid for continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“Cobra”) until the earlier of (a) nine months and (b) the date that Ms. Krammer is covered under the health plan of another employer, and (4) acceleration of vesting with respect to outstanding time-based equity awards which would have become vested as of the nine month anniversary of Ms. Krammer’s Termination Date (as defined in the Krammer Employment Agreement).

In the event of Ms. Krammer’s termination by us without Cause (and other than termination by us on account of Ms. Krammer’s disability or death) or Ms. Krammer’s resignation for Good Reason, in each case within the period beginning one month prior to the effective date of a Corporate Transaction (as defined in the Krammer Employment Agreement) and ending on the twelve month anniversary of the effective date of such Corporate Transaction, and provided that Ms. Krammer delivers a signed Release and satisfies all conditions to make the Release effective, Ms. Krammer will be entitled to receive (1) the Accrued Amounts, (2) a lump sum cash payment in an amount equal to twenty-four months of Ms. Krammer’s then current base salary, (3) reimbursement of premiums paid for Cobra until the earlier of (a) eighteen months and (b) the date that Ms. Krammer is covered under the health plan of another employer, and (4) full acceleration of all outstanding time-based equity awards.

Greg Kitchener’s Employment Agreement

On August 10, 2015, we entered into an Employment Agreement with Mr. Kitchener, pursuant to which Mr. Kitchener is employed as Executive Vice President and Chief Financial Officer. Mr. Kitchener’s employment agreement provides for a base salary of $237,000 per year and an annual bonus if performance targets are met, which determination will be made at the discretion of the Board of Directors.

If we terminate Mr. Kitchener’s employment without cause (as defined in his employment agreement) or if Mr. Kitchener resigns for good reason (as defined in his employment agreement) within 12 months of a change in control (as defined in his employment agreement) and he delivers a customary release of claims, he would be entitled to: (i) an amount equal to twelve (12) months of his then current base salary; (ii) a continuation of company‑paid health insurance benefits applicable to him as of the change of control (or provision of benefits equivalent thereto) for 18 months; and (iii) 100% acceleration of his then unvested options or other equity awards and, subject to Section 409A of the Code, restricted stock units, performance‑based restricted stock units and long‑term incentives.

Kin F. Chan’s Employment Agreement

On February 17, 2014, we entered into an Employment Agreement with Dr. Chan, pursuant to which Dr. Chan is employed as Executive Vice President of Research and Technology.

Dr. Chan’s employment agreement provides for a base salary of $270,000 per year or such higher rate as the Company’s  Board of Directors may determine from time to time, and an annual bonus if performance targets are met, which determination will be made at the discretion of the Board of Directors.

If we terminate Dr. Chan’s employment or Dr. Chan resigns for good reason (as defined in his employment agreement) within 12 months of a change in control (as defined in his employment agreement) and he delivers a customary separation agreement and release of claims, he would be entitled to: (i) an amount equal to twenty four (24) months of his then current base salary; (ii) continuation of company‑paid health insurance benefits applicable to him as of the change or control (or provision of benefits equivalent thereto) for 18 months; and (iii) 100% acceleration of his then unvested options or other equity awards and, subject to Section 409A of the Code, restricted stock units, performance‑based restricted stock units and long‑term incentives.

TRANSACTIONS WITH RELATED PARTIES, FOUNDERS AND CONTROL PERSONS

In addition to the executive officer, president and director compensation arrangements discussed above under “Executive Compensation,” the following is a description of transactions since February 1, 2017 to which we have been a participant, in which the amount involved in the transaction exceeds or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest or such other persons as may be required to be disclosed pursuant to Item 404 of Regulation S‑K, which we refer collectively refer to as related parties.

In April 2017 through a registered direct offering, we issued and sold 1,282,052 shares of common stock and warrants to purchase 641,026 shares of common stock to investment funds managed by Vivo Capital.

In November 2017, through a public offering, we issued and sold 330,000 shares of common stock and warrants to purchase 660,000 shares of common stock to Stephen Morlock, one of our directors.

During fiscal year 2018, we employed a family member related to Ms. Krammer in the marketing department.  For fiscal year 2018, we paid the family member aggregate compensation, including salary and the grant date fair value of stock options, of approximately $224,000.

Review, Approval or Ratification of Transactions with Related Parties

The charter of our Audit Committee requires that any transaction with a related party that must be reported under applicable rules of the SEC, other than compensation related matters, must be reviewed and approved or ratified by our Audit Committee. The Audit Committee has adopted a related party transactions policy to set forth the procedures for the identification, review, consideration and approval or ratification of these transactions, and a copy of such policy is available on our website at http://biopharmx.investorroom.com/corporate‑governance by clicking on “Related Person Transaction Policy”.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by BioPharmX Corporation under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that BioPharmX Corporation specifically incorporates it by reference.

The Audit Committee has reviewed and discussed with our management and BPM LLP our audited consolidated financial statements for the year ended January 31, 2018. The Audit Committee has also discussed with BPM LLP the matters required to be discussed by AS No. 1301 “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (United States) regarding “Communication with Audit Committees”.

The Audit Committee has received and reviewed the written disclosures and the letter from BPM LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with BPM LLP its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10‑K for the year ended January 31, 2018 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Michael Hubbard, Chair

Stephen Morlock

ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

Pursuant to Rule 14a‑8 under the Exchange Act, for stockholder proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Company at BioPharmX Corporation, 1505 Adams Drive, Suite D, Menlo Park, CA 94025. To be timely for the 2019 annual meeting, stockholder proposals submitted pursuant to Rule 14a‑8 under the Exchange Act must be delivered to or mailed and received at the principal executive offices of BioPharmX Corporation not later than March 8, 2019 in order to be considered for inclusion in our proxy materials for that meeting. Notices received after March 8, 2019, along with any proposals contained therein, will be considered untimely and the proposals or nominees set forth therein will not be brought before the 2019 annual meeting.

In order for a notice of a stockholder proposal submitted outside the processes of Rule 14a‑8 (as described above) or a stockholder nomination to the Board of Directors to be considered timely for the Company’s 2019 annual meeting, such stockholder proposal must be delivered to or mailed and received at the principal executive offices of BioPharmX Corporation in compliance with the procedures set forth in our Bylaws.

If a stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any business presented by a stockholder at our 2019 Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely upon our review of the copies of such forms provided to us and written representations from our named executive officers and directors with respect to fiscal year 2018, we believe that all Section 16(a) filing requirements during fiscal year 2018 were complied with.

Available Information

We will mail without charge, upon written request, a copy of our annual report on Form 10‑K for the year ended January 31, 2018, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Investor Relations

BioPharmX Corporation

1505 Adams Drive, Suite D

Menlo Park, California 94025

The Annual Report is also available on the Investor Relations section of our website, which is located at http://biopharmx.investorroom.com/overview.

“Householding”—Stockholders Sharing the Same Last Name and Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

This year, a number of brokers with account holders who are BioPharmX Corporation stockholders will be “householding” our annual report and proxy materials. A single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Computershare Trust Company, N.A. by email through their website at www.computershare.com/contactus or by phone at (877) 373‑6374.

Upon written or oral request, we will promptly deliver a separate copy of the annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the annual report and other proxy materials, you may write or call our Investor Relations department at BioPharmX Corporation, 1505 Adams Drive, Suite D, Menlo Park, California 94025, Attn: Investor Relations, telephone number (650) 889‑5020.

Any stockholders who share the same address and currently receive multiple copies of our annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Investor Relations department at the address or telephone number listed above.

STOCKHOLDER COMMUNICATIONS

Any stockholder wishing to communicate with our Board of Directors may write to our Board of Directors at BioPharmX Corporation, 1505 Adams Drive, Suite D, Menlo Park, California 94025. Our Corporate Secretary will forward these letters and emails directly to our Board of Directors. Stockholders may indicate in their letters and email messages if their communication is intended to be provided to certain director(s) only. We reserve the right not to forward to our Board of Directors any abusive, threatening or otherwise inappropriate materials.

OTHER MATTERS

The Board of Directors does not presently intend to bring any other business before the meeting and, so far as is known to our Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

APPENDIX A

BIOPHARMX CORPORATION

CERTIFICATE OF AMENDMENT

TO THE

 AMENDED CERTIFICATE OF INCORPORATION

BioPharmX Corporation (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

1.	The name of the corporation is BioPharmX Corporation.
2.

The Certificate of Incorporation of the Corporation, as amended on April 3, 2017, is hereby further amended to increase the authorized shares of the Corporation’s common stock by deleting the subsection (a) of Article FOURTH, and replacing such subsection with the following:

“(a) The total number of shares of capital stock which the Corporation shall have authority to issue is 910,000,000, of which (i) 900,000,000 shares are designated as common stock with a par value of $0.001 per share (“Common Stock”) and (ii) 10,000,000 shares are designated as preferred stock with a par value of $0.001 per share (“Preferred Stock”).”

3.The foregoing amendments to the Certificate have been duly approved by the Corporation’s Board of Directors in accordance with Section 242 of the DGCL.

4.The foregoing amendments to the Certificate have been duly approved by the Corporation’s stockholders in accordance with Sections 211 and 242 of the DGCL.

5.This certificate of Amendment shall be effective upon filing.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President on this [            ] day of [               ], 2018.

BIOPHARMX CORPORATION
By:
	Name:	Anja Krammer

APPENDIX B

BIOPHARMX CORPORATION

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

BioPharmX Corporation (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

1.The name of the corporation is BiopharmX Corporation.

2.The following two paragraphs are hereby added to precede the first paragraph of Article Fourth of the Certificate of Incorporation of the Corporation (the “Certificate”):

“Contingent and effective upon the filing of this Certificate of Amendment to the Restated Certificate of Incorporation (the “Certificate of Amendment”), each [            ] ([            ]) shares of the Corporation’s Common Stock, par value $0.001 per share (the “Common Stock”), issued and outstanding prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.001 per share, of the Corporation (the “Reverse Split”). No fractional share shall be issued in connection with the foregoing combination of the shares pursuant to the Reverse Split. The Corporation will pay in cash the fair value of such fractional shares, without interest and as determined in good faith by the Board of Directors of the Corporation when those entitled to receive such fractional shares are determined.

The Reverse Split shall occur automatically without any further action by the holders of Common Stock, and whether or not the certificates representing such shares have been surrendered to the Corporation; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable as a result of the Reverse Split unless the existing certificates evidencing the applicable shares of stock prior to the Reverse Split are either delivered to the Corporation, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed, and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

3.The foregoing amendments to the Certificate have been duly approved by the Corporation’s Board of Directors in accordance with Section 242 of the DGCL.

4.The foregoing amendments to the Certificate have been duly approved by the Corporation’s stockholders in accordance with Sections 211 and 242 of the DGCL.

5.This Certificate of Amendment shall be effective upon filing.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President on this [    ] day of [                  ], 2018.

BIOPHARMX CORPORATION
By:
	Name:	Anja Krammer

APPENDIX C

BIOPHARMX CORPORATION

2016 EQUITY INCENTIVE PLAN

Amended and Restated on [  ● ], 2018

1.    PURPOSE.  The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 27.

2.    SHARES SUBJECT TO THE PLAN.

2.1  Number of Shares Available.  Subject to Sections 2.4 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan is 74,0000,000 Shares. Awards issued as an Option or a SAR shall reduce the number of Shares available for issuance by the number of Shares underlying the Award, regardless of the number of Shares actually issued upon exercise of the Award. The Company may issue Shares that are authorized but unissued shares pursuant to the Awards granted under the Plan. The Company will reserve and keep available a sufficient number of Shares to satisfy the requirements of all outstanding Awards granted under the Plan.

2.2  Lapsed, Returned Awards.  Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued. The following Shares may not again be made available for future grant and issuance as Awards under the Plan: (i) Shares that are withheld to pay the exercise or purchase price of an Award or to satisfy any tax withholding obligations in connection with an Option or SAR, (ii) Shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR or (iii) shares of the Company’s Common Stock repurchased on the open market with the proceeds of an Option exercise price. To the extent that a Performance Award in the form of a cash bonus has been made, such Award will not reduce the number of Shares available for issuance under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3  Limitations.  No more than 40,000,000 Shares shall be issued pursuant to the exercise of ISOs.

2.4  Adjustment of Shares.  If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Sections 2.1 or 2.2, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISOs set forth in Section 2.3, and (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

3.    ELIGIBILITY.  ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non‑Employee Directors; provided such Consultants, Directors and Non‑Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital‑raising transaction.

4.    ADMINISTRATION.

4.1  Committee Composition; Authority.  This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the

Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non‑Employee Directors. The Committee will have the authority to:

(a)construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)select persons to receive Awards;

(d)determine the form, terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax or similar liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e)determine the number of Shares or other consideration subject to Awards;

(f)determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g)determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(h)grant waivers of Plan or Award conditions;

(i)determine the vesting, exercisability and payment of Awards;

(j)correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k)determine whether an Award has been earned;

(l)reduce or waive any criteria with respect to Performance Factors;

(m)adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code

(n)adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;

(o)make all other determinations necessary or advisable for the administration of this Plan;

(p)delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law, in which case references to “Committee” in this Section 4.1 will refer to such delegate(s), except with respect to Insiders; and

(q)to exercise negative discretion on Performance Awards, reducing or eliminating the amount to be paid to Participants.

4.2  Committee Interpretation and Discretion.  Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3  Section 16 of the Exchange Act.  Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non‑employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).

4.4  Documentation.  The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

4.5  Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries and Affiliates operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries and Affiliates shall be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 2.1 hereof; and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

5.    OPTIONS.  An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following:

5.1  Option Grant.  Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2  Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3  Exercise Period.  Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided,  however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4  Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.

5.5  Method of Exercise.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.4 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6  Termination of Participant.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):

(a)If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than three (3) months after the Termination Date (or such shorter time period or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.

(b)If the Participant is Terminated because of the Participant’s death (or the Participant dies within three (3) months after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(c)If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.

(d)If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.

5.7  Limitations on Exercise.  The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8  Limitations on ISOs.  With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9  Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided,  however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.10  No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.    RESTRICTED STOCK AWARDS.

6.1  Awards of Restricted Stock.  A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.2  Restricted Stock Purchase Agreement.  All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.3  Purchase Price.  The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement, and in accordance with any procedures established by the Company.

6.4  Terms of Restricted Stock Awards.  Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.5  Termination of Participant.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

7.    STOCK BONUS AWARDS.

7.1  Awards of Stock Bonuses.  A Stock Bonus Award is an award to an eligible Employee, Consultant or Director of Shares for services to be rendered or for past services already rendered to the Company or any Parent, Subsidiary, or Affiliate. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

7.2  Terms of Stock Bonus Awards.  The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.3  Form of Payment to Participant.  Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.4  Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

8.    STOCK APPRECIATION RIGHTS.

8.1  Awards of SARs.  A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant or Director that may be settled in cash or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.

8.2  Terms of SARs.  The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s Termination on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

8.3  Exercise Period and Expiration Date.  A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the

Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.4  Form of Settlement.  Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

9.    RESTRICTED STOCK UNITS.

9.1  Awards of Restricted Stock Units.  A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant or Director covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.

9.2  Terms of RSUs.  The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s Termination on each RSU. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.3  Form and Timing of Settlement.  Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

9.4  Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

10.    PERFORMANCE AWARDS.  A Performance Award is an award to an eligible Employee, Consultant, or Director of a cash bonus or an award of Performance Shares denominated in Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). Grants of Performance Awards shall be made pursuant to an Award Agreement that specifically references this Section 10.

10.1  Types of Performance Awards.  Performance Awards shall include Performance Shares, Performance Units, and cash‑based Awards as set forth in Sections 10.1(a), 10.1(b), and 10.1(c) below.

(a)  Performance Shares.  The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

(b)  Performance Units.  The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.

(c)  Cash‑Settled Performance Awards.  The Committee may also grant cash‑settled Performance Awards to Participants under the terms of this Plan. Such awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant performance period.

10.2  Terms of Performance Awards.  The Committee will determine, and each Award Agreement shall set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to an award of Performance Shares (if any); (c) the Performance Factors and Performance Period that shall determine the time and extent to which each Performance Award will be settled; (d) the consideration to be distributed on settlement; and (e) the effect of the Participant’s Termination on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used and (z) determine the number of Shares deemed subject to the Performance Award (if any). Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.

10.3  Value, Earning and Timing of Performance Shares.  Any Award of Performance Shares will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of an Award of Performance Shares will be entitled to receive a payout of the number of Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay an earned Performance Share Award in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof. Performance Shares may also be settled in Restricted Stock.

10.4  Termination of Participant.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

11.    PAYMENT FOR SHARE PURCHASES.  Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a)by cancellation of indebtedness of the Company to the Participant;

(b)by surrender of shares of capital stock of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c)by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;

(d)by consideration received by the Company pursuant to a broker‑assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

(e)by any combination of the foregoing; or

(f)by any other method of payment as is permitted by applicable law.

12.    GRANTS TO NON‑EMPLOYEE DIRECTORS.

12.1  Types of Awards and Limits.  Non‑Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. The aggregate grant date fair value of Awards granted to a Non-Employee Director pursuant to the Plan in any calendar year shall not exceed $350,000.

12.2  Eligibility.  Awards pursuant to this Section 12 shall be granted only to Non‑Employee Directors. A Non‑Employee Director who is elected, re‑elected or appointed as a member of the Board will be eligible to receive an Award under this Section 12.

12.3  Vesting, Exercisability and Settlement.  Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non‑Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.4  Election to receive Awards in Lieu of Cash.  A Non‑Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.4 shall be filed with the Company on the form prescribed by the Company.

13.    WITHHOLDING TAXES.

13.1  Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or a tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary or applicable Affiliate employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax or social insurance liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax or social insurance requirements or any other tax liability legally due from the Participant. The Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.

13.2  Stock Withholding.  The Committee, as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal up to (but not in excess of) the maximum statutory amount required to be withheld, (c) delivering to the Company already‑owned Shares having a Fair Market Value equal up to (but not in excess of) the maximum statutory amount required to be withheld,  or (d) withholding from proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company up to (but not in excess of) the amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

14.    TRANSFERABILITY.  Unless determined otherwise by the Committee or its delegate(s) or pursuant to this Section 14, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, other than by (i) a will or (ii) by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or domestic relations order to a Permitted Transferee, such Award shall contain such additional terms and conditions as the Committee or its delegate(s) deems appropriate. All Awards will be exercisable: (A) during the Participant’s lifetime only by (x) the Participant, or (y) the Participant’s guardian or legal representative; (B) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (C) in the case of all awards except ISOs, by a Permitted Transferee (for awards made transferable by the Committee) or such person’s guardian or legal representative.

15.    PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1  Voting and Dividends.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any dividend equivalent rights permitted by an applicable Award Agreement (“Dividend Equivalent Rights”). After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided,  further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares underlying an Award during the period beginning on the date the Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which it is forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares. Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the underlying Award and shall be paid at the time such restrictions and risk of forfeiture lapse.

15.2  Restrictions on Shares.  At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16.    CERTIFICATES.  All Shares or other securities, whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non‑U.S. exchange controls or securities law restrictions to which the Shares are subject.

17.    ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

18.    REPRICING; EXCHANGE AND BUYOUT OF AWARDS.  Other than pursuant to Section 2.4, the Committee shall not without the approval of the Company’s stockholders, (a) lower the exercise price per Share of an Option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Corporate Transaction pursuant to Section 21), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

19.    SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20.    NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.

21.    CORPORATE TRANSACTIONS.

21.1  Assumption or Replacement of Awards by Successor.  In the event of a Corporate Transaction, all Shares acquired under the Plan and all Awards will be subject to the agreement governing such Corporate Transaction. Such agreement need not treat all Awards in an identical manner, and it will provide for one or more of the following with respect to each Award:

(a)The continuation of the Award by the Company (if the Company is the surviving corporation).

(b)The assumption of the Award by the surviving corporation or its parent and, with respect to an Award that is subject to Section 409A of the Code, in a manner that complies with Section 424(a) of the Code (whether or not the Award is an ISO).

(c)The substitution by the surviving corporation or its parent of a new Award, and with respect an Award that is subject to Section 409A of the Code, in a manner that complies with Section 424(a) of the Code (whether or not the Award is an ISO).

(d)The full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding Award and lapse of the Company’s right to repurchase or re‑acquire shares acquired under an Award or lapse of forfeiture rights with respect to shares acquired under an Award.

(e)A payment to the Participant equal to the excess of (i) the Fair Market Value of the Shares subject to the Award as of the effective date of such Corporate Transaction over (ii) the Exercise Price or Purchase Price of Shares, as the case may be, subject to the Award in connection with the cancellation of the Award. Such payment will be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. The successor corporation may provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates when the Award would have become exercisable or such Shares would have vested. The amount of such payment initially will be calculated without regard to whether or not the Award is then exercisable or such Shares are then vested. However, such payment may be subject to vesting based on the Participant’s continuing service as an Employee, Consultant or Director. In addition, any escrow, holdback, earnout or similar provisions in the agreement for such Corporate Transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Shares. If the Exercise Price of the Shares subject to an Option exceeds the Fair Market Value of such Shares, then the Option may be cancelled without making a payment to the Participant. For purposes of this subsection, the Fair Market Value of any security will be determined without regard to any vesting conditions that may apply to such security.

(f)The cancellation of outstanding Awards in exchange for no consideration.

The Board shall have full power and authority to assign the Company’s right to repurchase or re‑acquire or forfeiture rights to such successor or acquiring corporation. In addition, in the event such successor or acquiring corporation refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.

21.2  Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards will not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year.

22.    ADOPTION AND STOCKHOLDER APPROVAL.  This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23.    TERM OF PLAN/GOVERNING LAW.  Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws rules.

24.    AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided,  however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

25.    NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26.    INSIDER TRADING POLICY; CLAWBACK OR RECOUPMENT POLICY.  Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company. All Awards shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancelation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

27.    DEFINITIONS.  As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

“Affiliate” means any person or entity that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, including any general partner, managing member, officer or director of the Company, in each case as of the date on which, or at any time during the period for which, the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such person or entity, whether through the ownership of voting securities or by contract or otherwise.

“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or Performance Award.

“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country‑specific appendix thereto for grants to non‑U.S. Participants, which shall be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award Agreements that are not used by Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

“Board” means the Board of Directors of the Company.

“Cause” means (a) the commission of an act of theft, embezzlement, fraud, dishonesty, (b) a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company, or (c) a failure to materially perform the customary duties of employee’s employment, unless other provided in an individual agreement with the Award recipient.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

“Common Stock” means the common stock of the Company.

“Company” means BioPharmX Corporation, or any successor corporation.

“Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

“Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d‑3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then‑outstanding voting securities; provided, however, that for purposes of this subclause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount shall become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

“Director” means a member of the Board.

“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

“Effective Date” means the date this Plan is approved by the Company’s stockholders, the date of which shall be within twelve (12) months before or after the date this Plan is adopted by the Board.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;

(b)if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; or

(c)if none of the foregoing is applicable, by the Board or the Committee in good faith.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“IRS” means the United States Internal Revenue Service

“Non‑Employee Director” means a Director who is not an Employee of the Company or any Parent, Subsidiary or Affiliate.

“Option” means an award of an option to purchase Shares pursuant to Section 5 or Section 12 of the Plan.

“Parent” has the same meaning as “parent corporation” in Section 424(e) of the Code.

“Participant” means a person who holds an Award under this Plan.

“Performance Award” means cash or stock granted pursuant to Section 10 or Section 12 of the Plan.

“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non‑GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre‑established target, index, or other companies, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

•Profit Before Tax;

•Sales;

•Expenses;

•Billings;

•Revenue;

•Net revenue;

•Earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock‑based compensation expenses, depreciation and amortization);

•Operating income;

•Operating margin;

•Operating profit;

•Controllable operating profit, or net operating profit;

•Net Profit;

•Gross margin;

•Operating expenses or operating expenses as a percentage of revenue;

•Net income;

•Earnings per share;

•Total stockholder return;

•Market share;

•Return on assets or net assets;

•The Company’s stock price;

•Growth in stockholder value relative to a pre‑determined index;

•Return on equity;

•Return on invested capital;

•Cash Flow (including free cash flow or operating cash flows)

•Balance of cash, cash equivalents and marketable securities;

•Cash conversion cycle;

•Economic value added;

•Individual confidential business objectives;

•Contract awards or backlog;

•Overhead or other expense reduction;

•Credit rating;

•Completion of an identified special project;

•Completion of a joint venture or other corporate transaction;

•Strategic plan development and implementation;

•Succession plan development and implementation;

•Improvement in workforce diversity;

•Employee satisfaction;

•Employee retention;

•Customer indicators and satisfaction;

•New product invention or innovation;

•Research and development expenses;

•Attainment of research and development milestones;

•Improvements in productivity;

•Bookings;

•Working‑capital targets and changes in working capital; and

•Attainment of objective operating goals and employee metrics.

The Committee may, in recognition of unusual or non‑recurring items such as acquisition‑related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

“Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.

“Performance Share” means an Award granted pursuant to Section 10 or Section 12 of the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.

“Performance Unit” means a right granted to a Participant pursuant to Section 10 or Section 12, to receive Stock (or cash or a combination thereof), the payment of which is contingent upon achieving certain performance goals established by the Committee.

“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother‑in‑law, father‑in‑law, son‑in‑law, daughter‑in‑law, brother‑in‑law, or sister‑in‑law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

“Plan” means this BioPharmX Corporation 2016 Equity Incentive Plan.

“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.

“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock and the common stock of any successor security.

“Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.

“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.

“Subsidiary” has the same meaning as “subsidiary corporation” in Section 424(f) of the Code.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee will have terminated employment as of the date he or she ceases to provide services (regardless of whether the termination is in breach of local laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law. The Committee will have sole discretion to determine whether a Participant has ceased to provide services for purposes of the Plan and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Treasury Regulations” means regulations promulgated by the United States Treasury Department.

“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. BIOPHARMX CORPORATION c/o Proxy Services P.O. Box 9142 Farmingdale, NY 11735 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Anja Krammer 02 Michael Hubbard 03 Stephen Morlock For 0 Against 0 Abstain 0 For 0 Against 0 Abstain 0 The Board of Directors recommends you vote FOR proposals 2 through 6: 2. To approve an amendment to our certificate of incorporation to increase the total number of authorized shares of common stock from 450,000,000 shares to 900,000,000 shares (the Authorized Share Increase Proposal). 4. To approve the amendment of our 2016 Equity Incentive Plan such that the number of shares available for issuance thereunder will increase by 50,000,000 shares on a pre-split basis, and remove the limitation on the number of shares that can be issued in a calendar year to a plan participant (the Plan Increase Proposal). 0 0 0 0 0 0 0 0 0 3. To approve an amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-25, with the exact ratio to be set within that range at the discretion of our board of directors before August 14, 2019 without further approval or authorization of our stockholders (the Reverse Split Proposal). The board of directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion. 5. To ratify the appointment of BPM LLP as independent registered public accounting firm for the fiscal year ending January 31, 2019. 6. To approve our executive compensation. NOTE: Stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof. 0 For address change/comments, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000385115_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Form 10-K are available at www.proxyvote.com BIOPHARMX CORPORATION Annual Meeting of Stockholders August 14, 2018 10:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Anja Krammer and Greg Kitchener, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes him/her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BIOPHARMX CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 10:00 AM, Pacific Time on August 14, 2018, at the law offices of Fenwick & West LLP, counsel to BIOPHARMX CORPORATION, at 801 California Street, Mountain View, CA 94041 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000385115_2 R1.0.1.17